================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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

                       MASSMUTUAL PARTICIPATION INVESTORS
                        Springfield, Massachusetts 01115



                                 [COMPANY LOGO]



                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT



                                      TIME
                             FRIDAY, APRIL 11, 2003
                                  AT 1:00 P.M.



                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111


--------------------------------------------------------------------------------
Please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the
United States.
--------------------------------------------------------------------------------

                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts

Dear Shareholder:

     The 2003 Annual Meeting of Shareholders will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 11, 2003. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD, YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you find you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to elect one Trustee and to re-elect two Trustees, to ratify the selection of Deloitte & Touche LLP as auditors, and to approve the existing Investment Advisory and Administrative Services Contract dated October 7, 1988, with David L. Babson & Company Inc.

     The Trustees recommend that the shareholders elect the nominated Trustees, ratify the selection of Deloitte & Touche LLP, and approve the continuance of the contract with David L. Babson & Company Inc.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                                   Sincerely,

                                                    /s/ Stuart H. Reese
                                                   ------------------------
                                                   Stuart H. Reese
                                                   Chairman

                       MASSMUTUAL PARTICIPATION INVESTORS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL PARTICIPATION INVESTORS:

     The Annual Meeting of Shareholders of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 1:00 p.m., Eastern Time, for the following purposes:

     (1) To elect Robert E. Joyal as Trustee for a one-year term, and to re-elect Stuart H. Reese and Martin T. Hart as Trustees for three-year terms, and until their successors are duly elected and qualified;

     (2) To ratify the selection of Deloitte & Touche LLP as auditors of the Trust for the fiscal year ending December 31, 2003;

     (3) To approve the Trust's existing Investment Advisory and Administrative Services Contract with David L. Babson & Company Inc. dated October 7, 1988 and last submitted to a vote of the Trust's shareholders on April 19, 2002 for ratification; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of beneficial interest of the Trust at the close of business on February 11, 2003, are entitled to vote at the meeting or any adjournment thereof.


                                    By order of the Board of Trustees,

                                     /s/ Stephen L. Kuhn
                                    ----------------------------
                                    Stephen L. Kuhn
                                    VICE PRESIDENT AND SECRETARY


 Springfield, Massachusetts
 February 28, 2003

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (the "Insurance Company"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 1:00 p.m., Eastern time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 11, 2003, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,539,631 shares outstanding on the record date. To the best knowledge of the Trust, the only beneficial owner of more than 5% of the outstanding shares of the Trust is the Insurance Company. The Insurance Company may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. The Insurance Company, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about February 28, 2003, to shareholders of record on February 11, 2003, the record date. The Trust's principal business office is 1500 Main Street, Suite 1100, Springfield, Massachusetts 01115.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of the votes cast is required to elect Trustees. Thus, the three nominees for election as Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees. Under the Trust's Declaration of Trust a majority of the shares voted is required to ratify the selection of independent accountants.

     To the extent that a vote is legally required, an affirmative "majority vote" of the Trust's shares is required to approve the continuance of the Trust's Investment Advisory and Administrative Services Contract dated October 7, 1988 (the "Contract"), with David L. Babson & Company Inc. ("Babson"). An affirmative "majority vote" means either (1) the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a majority of the outstanding shares of the Trust, whichever is less.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the continuance of the Contract, abstentions or broker non-votes have the effect of a negative vote. With respect to the election of Trustees and the ratification of the selection of an independent accountant, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2003, 2004, and 2005. The terms of Stuart H. Reese, Richard G. Dooley and Martin T. Hart expire this year. Mr. Dooley, who is 73, will be retiring from the Board. Mr. Reese and Mr. Hart have been nominated for re-election for three-year terms. Mr. Robert E. Joyal has been nominated for a one-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.


INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

     Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust, age, year of election as trustee, year that his or her term ends, principal occupation or employment during the past five years, certain other directorships held by them, and certain other information required to be disclosed in this proxy statement. Also, set forth after the name of each Officer is his or her position with the Trust, principal occupation or employment for the past five years and the date upon which his or her position began.


                    [PLEASE REFER TO THE TABLE ON NEXT PAGE.]



SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     The tables on page 18 display information concerning beneficial ownership, as of December 31, 2002 of the Trust's shares by each Trustee, and by the Trust's nominees for Trustee and executive officers as a group.


                               INTERESTED TRUSTEES

NAME (AGE)                                   PRINCIPAL OCCUPATION                                    NUMBER OF
ADDRESS                                   DURING THE PAST FIVE YEARS/             SERVICE BEGAN/    PORTFOLIOS
POSITION WITH THE FUND                       OTHER DIRECTORSHIPS                    TERM ENDS        OVERSEEN
----------------------------- -------------------------------------------------- ---------------- ---------------
STUART H. REESE**    (47)     Executive Vice President and Chief Investment        1999/2003***          41
                              Officer (since 1999) of the Insurance Company;
MassMutual Life Ins. Co.      Director and CEO (since 2000) and President
1295 State Street             (2000-2001) of Babson; Chief Executive Director
Springfield, MA 01111         (1997-1999) and Senior Vice President (1993-1997)   ***NOMINEE FOR
                              of the Insurance Company; President (1993-1999),      RE-ELECTION
TRUSTEE                       Chairman and Trustee (1999) of MML Series             FOR A THREE-
CHAIRMAN (since 1999)         Investment Fund; Director (since 1995), MassMutual     YEAR TERM.
PRESIDENT (1993-1999)         Corporate Value Partners Limited (investment
                              company); President (1994-1999), Chairman and
                              Trustee (1999) of MassMutual Institutional Funds;
                              Director (since 1993), MML Baystate Life Insurance
NOMINEE                       Company; Advisory Board Member (since 1995),
FOR RE-ELECTION               Kirtland Capital Partners (investment
                              partnership); Advisory Board Member (since 1996),
                              MassMutual High Yield Partners II LLC (investment
                              partnership); Director (since 1996),

                              CM Assurance Company; Director (since 1996), CM
                              Benefit Insurance Company; Director (since 1996),
                              CM Life Insurance Company; Director (since 1996),
                              CM International, Inc.; Chairman (since 1999) and
                              Director (since 1996), Antares Capital Corporation
                              (high yield bank loans); Director (since 1996),
                              Charter Oak Capital Management, Inc.; Director
                              (since 1996), State House I Corporation; President
                              (since 1998), MassMutual/Darby CBO LLC; Director
                              (since 1999), MLDP Holdings (investment company);
                              Chairman (since 2000), Cornerstone Real Estate
                              Advisers Inc.; Trustee, Chairman (since 1999) and
                              President (1993-1999), MassMutual Corporate
                              Investors (closed-end investment company advised
                              by Babson).
--------------------------------------------------------------------------------
** Mr. Reese in an "interested person" of the Trust (as defined in the
Investment Company Act of 1940, amended) because of his position as an Officer of the Trust, an executive officer of the Insurance Company and a Director and
CEO of Babson.

NAME (AGE)                                   PRINCIPAL OCCUPATION                                    NUMBER OF
ADDRESS                                   DURING THE PAST FIVE YEARS/             SERVICE BEGAN/    PORTFOLIOS
POSITION WITH THE FUND                       OTHER DIRECTORSHIPS                    TERM ENDS        OVERSEEN
----------------------------- -------------------------------------------------- ---------------- ---------------
ROBERT E. JOYAL**     (58)    President (since 2001) and Managing Director          2003-2004***         2
                              (2000-2001) of Babson; Executive Director
MassMutual Participation      (1997-1999), Vice President and Managing Director
Investors                     (1987-1997) of the Insurance Company; Director
1500 Main Street              (since 1996), Antares Capital Corporation (high
Suite 1100                    yield bank loans); Director (since 1999),             ***NOMINEE
Springfield, MA 01115         MassMutual Corporate Value Partners Limited          FOR A ONE-YEAR
                              (investment company); Advisory Board Member (since       TERM.
                              1996), MassMutual High Yield Partners II LLC
                              (investment company); President (since 1999),
                              MassMutual Corporate Investors; President (since
NOMINEE                       1999), MassMutual Participation Investors.
FOR TRUSTEE

--------------------------------------------------------------------------------
**Mr. Joyal is an "interested person" of the Trust (as defined in the Investment
Company Act of 1940, amended) because of his position as President of the Trust and President of Babson.

                              INDEPENDENT TRUSTEES

NAME (AGE)                                   PRINCIPAL OCCUPATION                                    NUMBER OF
ADDRESS                                   DURING THE PAST FIVE YEARS/             SERVICE BEGAN/    PORTFOLIOS
POSITION WITH THE FUND                       OTHER DIRECTORSHIPS                    TERM ENDS        OVERSEEN
----------------------------- -------------------------------------------------- ---------------- ---------------
DONALD E. BENSON     (72)     Executive Vice President and Director (since          1988/2004            2
                              1992), Marquette Financial Companies (financial
MassMutual Participation      services); Partner (since 1996), Benson Family
Investors                     Limited Partnership No. 1 and Benson Family
1500 Main Street              Limited Partnership No. 2 (investment
Suite 1100                    partnerships); Partner (since 1987), Benson,
Springfield, MA  01115        Pinckney, Oates Partnership (building
                              partnership); Director (since 1997), National
                              Mercantile Bancorp (bank holding company) and
TRUSTEE                       Mercantile National Bank; Director, Mesaba
                              Holdings, Inc. (commuter airline); Trustee (since
                              1986), MassMutual Corporate Investors (closed-end
                              investment company advised by Babson).


--------------------------------------------------------------------------------

NAME (AGE)                                   PRINCIPAL OCCUPATION                                    NUMBER OF
ADDRESS                                   DURING THE PAST FIVE YEARS/             SERVICE BEGAN/    PORTFOLIOS
POSITION WITH THE FUND                       OTHER DIRECTORSHIPS                    TERM ENDS        OVERSEEN
----------------------------- -------------------------------------------------- ---------------- ---------------
DONALD GLICKMAN      (69)     Chairman (since 1992), Donald Glickman and            1992 /2004           2
                              Company, Inc. (investment banking); Director
MassMutual Participation      (1988-2000), CalTex Industries, Inc. (manufacturer
Investors                     of windows); Director (since 1984), Monro Muffler
1500 Main Street              Brake, Inc. (automobile repair service); Director
Suite 1100                    (since 1998), MSC Software, Inc.; Chairman (since
Springfield, MA  01115        1998), Elgar Electronics (manufacturer of
                              electronic power supplies); Director (since 2002),
TRUSTEE                       Racal Instrument Group (manufacturer of electronic
                              test equipment); Director (since 2002), OAOT, Inc.
                              (ITC services); Director (since 1999) SDI, Inc.
                              (manufacturer of airbag initiations); Partner
                              (since 1992), J.F. Lehman & Co. (private
                              investments); Trustee (since 1992), MassMutual
                              Corporate Investors (closed-end investment company
                              advised by Babson).

--------------------------------------------------------------------------------

----------------------------- -------------------------------------------------- ---------------- ---------------
MARTIN T. HART         (67)   Private Investor; President and Director              1991 /2003***        2
                              (1983-2000), H Corporation; Partner (1986-2000),
                              Consolidated Nursery Properties (wholesale nursery
MassMutual Participation      and garden center); Director (since 1997), T-         ***NOMINEE
Investors                     Netiks (communications company); Director (since    FOR RE-ELECTION
1500 Main Street              1999), ValueClick Inc. (internet advertising       FOR A THREE-YEAR
Suite 1100                    company); Director (since 2002), Spectranetics           TERM.
Springfield, MA  01115        Corporation (medical device company); Trustee
                              (since 1991), MassMutual Corporate Investors
TRUSTEE                       (closed-end investment company advised by Babson).

NOMINEE FOR RE-
ELECTION

--------------------------------------------------------------------------------

NAME (AGE)                                   PRINCIPAL OCCUPATION                                    NUMBER OF
ADDRESS                                   DURING THE PAST FIVE YEARS/             SERVICE BEGAN/    PORTFOLIOS
POSITION WITH THE FUND                       OTHER DIRECTORSHIPS                    TERM ENDS        OVERSEEN
----------------------------- -------------------------------------------------- ---------------- ---------------
STEVEN A. KANDARIAN (50)      Executive Director (since 2001), Pension Benefit      2002/2005           13
                              Guaranty Corp. (a Federal pension agency);
MassMutual Participation      Managing Director (1993-2001), Orion Partners,
Investors                     L.P. (a private equity fund); Trustee (since
1500 Main Street              2002), The DLB Fund Group (open-end investment
Suite 1100                    company advised by Babson); Trustee (since 2002),
Springfield, MA 01115         MassMutual Corporate Investors (a closed-end
                              investment company advised by Babson).
TRUSTEE


----------------------------- -------------------------------------------------- ---------------- ---------------
JACK A. LAUGHERY     (68)     Chairman (1997-1998), President and Partner (since    1996 /2005           2
                              1996), Laughery Investments; Chairman (1997-1998),
MassMutual Participation      Papa John's New England (food service); Director
Investors                     (since 1993), Papa John's International (food
1500 Main Street              service companies); Director (since 1994), Houston
                              Pizza Venture LLC (pizza

Suite 1100                    restaurant); Partner (since 1987), Coastal
Springfield, MA 01115         Lodging (hotels); Part Owner (since 1998), Rocky
                              Mount Harley Davidson; Partner (since 1996), Papa
                              John's Iowa; Director (since 2001) Papa John's
TRUSTEE                       United (food service); Trustee (since 1996),
                              MassMutual Corporate Investors (closed-end
                              investment company advised by Babson).


----------------------------- -------------------------------------------------- ---------------- ---------------
CORINE T. NORGAARD  (65)      Dean (since 1996), Barney School of Business and      1998 /2005           2
                              Public Administration, University of Hartford;
MassMutual Participation      Director (since 1997), The Advest Bank; Trustee
Investors                     (since 1993), Aetna Series Fund (investment
1500 Main Street              company); Director (since 1992), Aetna Variable
Suite 1100                    Series Fund; Trustee (since 1998), MassMutual
Springfield, MA 01115         Corporate Investors (a closed-end investment
                              company advised by Babson).

TRUSTEE

--------------------------------------------------------------------------------

                              OFFICERS OF THE TRUST

NAME (AGE)
ADDRESS                                      PRINCIPAL OCCUPATION                 POSITION HELD
POSITION WITH THE FUND                    DURING THE PAST FIVE YEARS             SINCE THIS DATE
----------------------------- -------------------------------------------------- ---------------
ROBERT E. JOYAL (58)          President (since 2001) and Managing Director             1999
                              (2000-2001) of Babson; Executive Director
MassMutual Participation      (1997-1999), Vice President and Managing Director
Investors                     (1987-1997) of the Insurance Company; Director
1500 Main Street              (since 1996), Antares Capital Corporation;
Suite 1100                    Director (since 1999), MassMutual Corporate Value
Springfield, MA 01115         Partners Limited; Advisory Board Member (since
                              1996), MassMutual High Yield Partners II LLC;
                              President (since 1999), MassMutual Corporate
PRESIDENT                     Investors; President (since 1999), MassMutual
                              Participation Investors.

--------------------------------------------------------------------------------

----------------------------- -------------------------------------------------- ---------------
CLIFFORD M. NOREEN (45)       Vice President (since 1993) of the Trust; Managing       1993
                              Director (since 2000) of Babson; Managing Director
MassMutual Participation      (1996-1999), Vice President (1995-1996) of the
Investors                     Insurance Company; Vice-President (since 1993) of
1500 Main Street              MassMutual Corporate Investors.
Suite 1100
Springfield, MA  01115

VICE PRESIDENT

----------------------------- -------------------------------------------------- ---------------
ROGER W. CRANDALL (38)        Vice President (since 2002) of the Trust; Managing       2002
                              Director (since 2000) of Babson; Managing Director
MassMutual Participation      (1993-2000) of the Insurance Company; Vice
Investors                     President (since 2002) of MassMutual Corporate
1500 Main Street              Investors.
Suite 1100
Springfield, MA  01115

VICE PRESIDENT

--------------------------------------------------------------------------------

NAME (AGE)
ADDRESS                                      PRINCIPAL OCCUPATION                 POSITION HELD
POSITION WITH THE FUND                    DURING THE PAST FIVE YEARS             SINCE THIS DATE
----------------------------- -------------------------------------------------- ---------------
STEPHEN L. KUHN  (56)         Vice President and Secretary (since 1988) of the         1988
                              Trust; General Counsel and Clerk (since 2000) of
MassMutual Participation      Babson; Senior Vice President and Deputy General
Investors                     Counsel (since 1999), Vice President and Deputy
1500 Main Street              General Counsel (1998-1999), Vice President and
Suite 1100                    Associate General Counsel (1992-1998) of the
Springfield, MA  01115        Insurance Company; Vice President (since 1989) and
                              Secretary (since 1980) MassMutual Corporate
VICE PRESIDENT & SECRETARY    Investors.

----------------------------- -------------------------------------------------- ---------------
CHARLES C. MCCOBB, JR.  (59)  Chief Financial Officer (since 1998) and Vice           Chief
                              President (since 1997) of the Trust; Managing         Financial
MassMutual Participation      Director (since 2000) of Babson; Managing Director     Officer
Investors                     (1997-1999) of the Insurance Company; Managing       (since 1998)
1500 Main Street              Director and Vice President (1994-1997), Citicorp,
Suite 1100                    Inc. (banking); Chief Financial Officer (since      Vice President
Springfield, MA  01115        1998) and Vice President (since 1997), MassMutual    (since 1997)
                              Corporate Investors.
CHIEF FINANCIAL OFFICER
VICE PRESIDENT

--------------------------------------------------------------------------------

----------------------------- -------------------------------------------------- ---------------
MARK B. ACKERMAN  (37)        Treasurer (since 1998), Comptroller (1997-1998)          1998
                              and Associate Treasurer (1995-1998) of the Trust;
MassMutual Participation      Managing Director (since 2000) of Babson;
Investors                     Investment Director (1994-1999) of the Insurance
1500 Main Street              Company; Treasurer (since 1998), Comptroller
Suite 1100                    (1997-1998) and Associate Treasurer (1995-1998),
Springfield, MA  01115        MassMutual Corporate Investors.

TREASURER

----------------------------- -------------------------------------------------- ---------------
JOHN T. DAVITT, JR.  (35)     Comptroller (since 2001) of the Trust; Director          2001
                              (since 2000) of Babson; Associate Director
MassMutual Participation      (1997-1999) of the Insurance Company; Comptroller
Investors                     (since 2001), MassMutual Corporate Investors.
1500 Main Street
Suite 1100
Springfield, MA  01115

COMPTROLLER

--------------------------------------------------------------------------------

                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                               DECEMBER 31, 2002*


NAME OF                    SHARES        PERCENTAGE OF
INDIVIDUAL              BENEFICIALLY      OUTSTANDING
OR GROUP                   OWNED*         SHARES OWNED
--------                   ------         ------------

D. Benson                  7,726               **
R. Dooley                  2,019               **
D. Glickman                2,540               **
M. Hart                   44,438              0.47%
R. Joyal                   4,194              0.14%
S. Kandarian                None               **
J. Laughery                6,333               **
C. Norgaard                1,011               **
S. Reese                  11,827              0.12%

All Trustees, Nominees
and Executive Officers
as a Group                81,530              0.96%


       DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE*

NAME  OF               DOLLAR RANGE               AGGREGATE DOLLAR RANGE
NOMINEE/                 OF SHARES                OF SHARES IN THE FAMILY
TRUSTEE               IN THE FUND***                INVESTMENT COMPANIES
-------               --------------                --------------------

D. Benson            $50,001-$100,000                   Over $100,000
R. Dooley            $10,001-$50,000                    Over $100,000
D. Glickman          $10,001-$50,000                    Over $100,000
M. Hart               Over $100,000                     Over $100,000
R. Joyal              Over $100,000                     Over $100,000
S. Kandarian               $0                                $0
J. Laughery          $50,000-$100,000                   Over $100,000
C. Norgaard           under $10,000                    $10,001-$50,000
S. Reese              Over $100,000                     Over $100,000

--------------
*This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and officer. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Fractional shares are not reported.
**Less than one-tenth of one percent is not listed.
*** Market Value as of January 23, 2003

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee composed exclusively of Trustees who are not "interested persons" of the Trust, which operates pursuant to a written Charter appearing on page 38 of this proxy statement as Appendix A. Its present members are Messrs. Benson and Hart, and Ms. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Audit Committee reviews the independence of the Trust's independent accountants and the Trust's financial statements and operations. The Committee also recommends to the Board of Trustees the engagement of the Trust's independent auditors, and reviews with the auditors the plan and scope of their audit for each year, the results of the audit when completed and their fees for services performed. The Audit Committee also supervises investigations into matters relating to audit function. During the twelve months ended December 31, 2002, the Audit Committee held three meetings, one of which was by telephone.

     The Trust also has a Joint Transactions Committee, made up of the independent Trustees, that reviews certain investment transactions. This Committee acts primarily by written consent and fifteen consents were executed by committee members, approving 15 investments during the past fiscal year. The Committee met informally four times during the year in conjunction with the quarterly meetings of the full Board.

     In addition, the Trust has a Nominating Committee whose members are also the independent Trustees. The Nominating Committee is responsible for nominating independent Trustees. The Nominating Committee may consider nominations submitted by the Trust's shareholders at its discretion. This Committee met once during fiscal year 2002.

     During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference). All Trustees attended at least 80% of all of the meetings of the Board of Trustees.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

     Pursuant to the Contract, Babson paid the expenses of the Trust's officers and employees and of all Trustees of the Trust who were officers or employees of Babson, with the exception of Mr. Reese and Mr. Dooley, whose compensation was paid by the Insurance Company. Thus during its fiscal year ended December 31, 2002, the Trust did not pay any compensation to any of its officers or employees or to any of its Trustees who were also officers or employees of Babson or the Insurance Company. Mr. Kandarian, who is an executive director of a U.S. Government agency, does not receive any compensation for his services as a Trustee, other than out-of-pocket expenses incurred to attend meetings. Babson will pay the expenses of the Trust's officers and employees and of all Trustees of the Trust who are officers or employees of Babson. The Insurance Company will pay the expenses of the Trust's officers and employees and of all Trustees of the Trust who are officers or employees of the Insurance Company.

     Trustees who are not officers or employees of the Insurance Company or Babson receive fees of $1,250 for each Trustees' meeting which they attend and annual Trustees' fees of $8,000. No fees are paid for Trustees' meetings conducted by telephone conference or by unanimous written consent. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting, including meetings conducted by telephone. The fees were increased by the Board of Trustees on October 19, 2001, effective as of January 1, 2002. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their travel expenses paid by the Trust during the fiscal year ended December 31, 2002 was approximately $82,203.

     The following table discloses the compensation paid to the Trust's independent Trustees for the fiscal year ended December 31, 2002. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company managed by Babson. (Both funds collectively referred to as the "Fund Family").

                            TOTAL
                          AGGREGATE      COMPENSATION
    NAME OF             COMPENSATION       FROM FUND
    TRUSTEE              FROM TRUST         FAMILY
    -------              ----------         ------

Donald E. Benson           $17,000         $41,000
Milton Cooper                5,500          13,500
Donald Glickman             14,000          35,000
Martin T. Hart              15,750          37,750
Jack A. Laughery            14,000          35,000
Corine T. Norgaard          17,000          41,000


                        (2) RATIFICATION OR REJECTION OF
                              APPROVAL OF AUDITORS

     Upon the recommendation of the Audit Committee, the Trust's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP to act as auditors for the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has assured the Trust that they are independent public accountants and have no direct or material indirect interest in the Trust.

     Shareholder approval of the Trust's auditors is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of the auditors will require the affirmative "majority vote" of the shareholders.

     A representative of Deloitte & Touche LLP is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

         o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with Management and Deloitte & Touche LLP, the Trust's independent public accountants;

         o Discussed with Deloitte & Touche LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

         o Received the written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

     The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the Trust and for the non-audit services provided to Babson, and Babson's parent, the Insurance Company. As part of this review, the

Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2002 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2002, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange. The Audit Committee and the Board have also recommended reappointment of Deloitte & Touche LLP as the Trust's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Donald E. Benson, Audit Committee Chair
Martin T. Hart, Audit Committee Member
Corine T. Norgaard, Audit Committee Member

The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

AUDIT COMMITTEE MEMBERS

     The Audit Committee is composed of Donald E. Benson, Martin T. Hart and Corine T. Norgaard.

FEES PAID TO INDEPENDENT AUDITORS

                            FEES BILLED TO THE TRUST

                     DECEMBER 31, 2002       DECEMBER 31, 2001

Audit Fees               $34,000                 $27,700
Audit-Related Fees         5,500*                      0
Tax Fees                   7,400                   7,400
All Other Fees                 0                       0
                         -------                 -------
Total Fees               $46,900                 $35,100
                         =======                 =======

*Included as part of Audit in 2001

NON-AUDIT FEES BILLED TO BABSON AND THE INSURANCE COMPANY

                     DECEMBER 31, 2002       DECEMBER 31, 2001

Audit-Related Fees        380,850                 258,420
Tax Fees                   18,350                   2,000
All Other Fees             22,104                  43,400
                         --------                --------
Total Fees               $421,304                $303,820
                         ========                ========


The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection of Deloitte & Touche LLP.

                      (3) APPROVAL OF EXISTING INVESTMENT
                           ADVISORY AND ADMINISTRATIVE
                               SERVICES CONTRACT

     The Contract entitles the Trust to certain investment advisory and administrative services. Under the Contract, the Trust paid an advisory fee of $793,994 to Babson for the fiscal year ended December 31, 2002.

     At its meeting on January 17, 2003, the Board of Trustees (including a majority of the independent Trustees) approved, and voted to recommend that the shareholders approve, the continuance of the existing Contract with Babson. Among other things, the Board considered the nature of the services provided to the Trust by Babson, including the nature of the private placement market compared to public markets. Babson is required to provide the Trust with a continuing investment program consistent with its objectives, that includes investments in private placement debt securities without equity features, private placement debt securities and preferred stock with equity features attached, publicly-traded investment-grade and non-investment grade debt securities and certain temporary investments. The Trustees concluded that Babson has a sizeable, experienced and competent staff of investment professionals (including analysts, traders, and other support personnel) to support investment activities for a wide variety of investments.

     The Trustees also considered the expenses of the Trust assumed by Babson under the Contract; the actual fees paid to Babson by the Trust for the services provided and expenses assumed; a comparison of the Trust's fee schedule to fees charged by other investment advisers whose investment activities include private placement securities (including possible economy of scale and incentive fee features); and possible benefits to Babson as a result of the Contract (including intangibles such as increased visibility in the financial community).

     In connection with the investment and administrative services provided to the Trust by Babson, the Trustees concluded that the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities. Valuation of private placement securities, for example, is more time consuming and requires significantly more expertise than valuation of publicly-traded securities. In making comparisons with other funds, therefore, the Trustees considered the percentage of the Trust's portfolio comprised of private placement securities.

      The Trustees also considered the Trust's investment performance over various periods of time; comparisons of the Trust's investment performance to other funds investing in restricted securities and equities and to stock and bond indices; the quality of service provided by Babson (including the size, experience and professionalism of Babson's investment, accounting and compliance staffs); the profitability of the Contract to Babson; the Trust's expenses and its expense ratio compared to other similar funds; Babson's soft dollar practices and possible alternatives to their engagement of Babson.

     The Trustees concluded, among other things, that the investment performance of the Trust's portfolio for the one and three year periods ended September 30, 2002 was satisfactory and that its expense ratio (excluding interest expenses) for the fiscal year ended December 31, 2002 was competitive. Based on their consideration of these and other factors, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940), of the Trust or of Babson, approved, and recommended that shareholders approve, the continuation of the Contract with Babson as now in effect.

     Prior to the Annual Meeting of Shareholders on April 11, 2003, the Trustees will meet again to review their approval and recommendation. Subject to such further review by the Board of Trustees, the Contract will be submitted to the Trust's shareholders for their approval or disapproval at the forthcoming Annual Meeting.

SUMMARY OF THE CONTRACT

     Under the Contract, Babson has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives, policies and restrictions of the Trust. The Insurance Company has retained its obligation to request each issuer of securities that the Insurance Company is prepared to purchase at direct placement, and that would be consistent with the investment policies of the Trust, to also offer such securities to the Trust. The Insurance Company agreed to use its best efforts to insure that such request is acceded to.

     Babson, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides administration of the day-to-day investment operations of the Trust and provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     Either Babson or the Insurance Company pays the compensation and expenses of all officers and executive employees of the Trust, and of all Trustees of the Trust who are officers or employees of Babson or the Insurance Company. Babson pays the expenses of office rent, telephone, utilities, office furniture, equipment and other office expenses of the Trust.

     In addition, Babson, subject to the supervision of the Trustees of the Trust, will, at its expense, furnish (or make provision for) the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization (e.g., conducting Board, Committee and Shareholder meetings), supervising relations with the Trust's custodian, transfer agent, accountants and other persons dealing with the Trust, providing for pricing of the Trust's portfolio securities, coordinating the preparation of shareholder communications and conducting shareholder relations, maintaining the Trust's records, developing management services for the Trust and furnishing reports, evaluations and analyses on a variety of subjects for the Trustees of the Trust.

     The Trust pays the fees and expenses of Trustees who are not officers or employees of Babson or the Insurance Company. The Trust also pays the fees and expenses of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through Babson. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of transfer agents, dividend disbursing agents, registrars, independent accountants, and custodians and depositories of its assets; out-of-pocket business travel expenses incurred by Trustees, officers or employees of the Trust; taxes and governmental fees; the cost of preparing and mailing share certificates, dividends, reports, notices and proxy materials to shareholders; brokers' commissions or underwriting fees; and insurance as may be required by its Board of Trustees.

     Expenses incurred jointly by the Trust, Babson, the Insurance Company, MassMutual Corporate Investors (another closed-end investment company advised by Babson), and other investment funds advised by Babson, or any of them that are directly associated with the joint purchase or sale of securities by any such parties are shared by such parties in proportion to the relative amounts of such securities each is purchasing or selling.

     Under the Contract, the Trust pays Babson a quarterly fee equal to 0.225% of the value of the net assets of the Trust as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees of the Trust, including a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, must approve each valuation of the Trust's net assets used to calculate Babson's fee.

     At a meeting on January 17, 2003, the Board of Trustees of the Trust approved the valuations being made as of the close of business on December 31, 2002, and arrived at a net asset value of the Trust at that date of $83,586,663.

     The Contract provides that Babson will reimburse the Trust for any amount, not exceeding Babson's entire fee for any year, by which the aggregate annual expenses (including the management fee, but excluding interest, taxes, brokerage expenses and extraordinary expenses) incurred by the Trust in such year exceed any expense limitation imposed by any state securities law or regulations thereunder applicable to the Trust. This requirement for reimbursement of expenses may be amended or rescinded with the approval of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Babson in response to changes in the requirements of state law, provided that no amendment or rescission shall be given retroactive effect unless required by the change in state law.

     Under the Contract, the Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only for so long as the Contract or any extension, renewal or amendment thereof remains in effect. When it is no longer in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Insurance Company. The assignment of the Contract to Babson did not affect the Trust's right to use the name "MassMutual."

     The Contract also provides that Babson shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Babson in the performance of its duties or from reckless disregard by Babson of its obligations and duties under the Contract.

     The Contract is terminable on 60 days' written notice by the Trust's Board of Trustees, by a "majority vote" of the Trust's shares or by Babson. It will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

     Until terminated, the Contract will remain in force from year to year to the extent approved at least annually (a) by vote of a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, cast in person at a meeting called for the purpose of voting on such approval, and (b) specifically either by the Trust's Board of Trustees or by a "majority vote" of the Trust's shares.

     Shareholder approval of the continuance of the Contract is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Contract will not automatically terminate but the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of continuance of the Contract will require the affirmative "majority vote" of the shareholders.


ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in direct placement securities are on a negotiated basis. Brokers and dealers who execute any portfolio transaction for the Trust will be selected primarily on the basis of obtaining the best price and execution of each transaction. In seeking the best price and execution for securities traded only in the over-the-counter market, the Trust will normally deal directly with the principal market makers unless a more favorable price may be obtained through other brokers or dealers.

     When it can be done consistent with the policy of obtaining best price and execution, it is Babson's practice to place orders with brokers and dealers who supply market quotations to the Trust or its agents for portfolio evaluation purposes, or who supply research, market and statistical information to the Trust or Babson. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and Babson, it is the opinion of Babson that such information is only supplementary to Babson's own research effort since the information must still be analyzed, weighed and reviewed by Babson's staff. Such information may be useful to Babson in providing services to clients other than the Trust, and not all such information will be used by Babson in connection with the Trust. Conversely, such information provided to Babson by brokers and dealers through whom other clients of Babson effect securities transactions may be useful to Babson in providing services to the Trust.

     During the fiscal year ended December 31, 2002, the Trust paid an aggregate sum of $7,444 in brokerage commissions. Portfolio turnover for the fiscal year ended December 31, 2002 was 35.32%.


     CERTAIN ADMINISTRATIVE SERVICES

     The Insurance Company provides certain administrative services to the Trust including, but not limited to, meeting facilities, legal and other services provided to the Trust's Investment Adviser. The Insurance Company's principal business address is 1295 State Street, Springfield, MA, 01111.

                               INVESTMENT ADVISER

     The names and addresses of the principal executive officer and each director of Babson and his or her principal occupations are set forth below:

                                 STUART H. REESE
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

          Director, Chairman and CEO of David L. Babson & Company Inc.

              Executive Vice President and Chief Investment Officer
                 of Massachusetts Mutual Life Insurance Company

                                 ROBERT E. JOYAL
                          1500 MAIN STREET, SUITE 2800
                        SPRINGFIELD, MASSACHUSETTS 01115

               Director, President and Chief Operating Officer of
                         David L. Babson & Company Inc.

                                 ROBERT LIGUORI
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

                   Director of David L. Babson & Company Inc.

               Senior Vice President and Deputy General Counsel of
                   Massachusetts Mutual Life Insurance Company

                               KEVIN M. MCCLINTOCK
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

               Director and Managing Director of David L. Babson &
                                  Company Inc.

                               FRANK L. TARANTINO
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

       Director, Chief Financial Officer, Chief Administrative Officer and
              Managing Director of David L. Babson & Company Inc.

     Executive Officers of the Trust who are officers or employees of Babson (other than Trustees) are listed below with their principal occupation or employment during the past five years. The term of each such Executive Officer is until the next meeting of the Board of Trustees following the 2003 Annual Meeting of Shareholders and until his successor shall have been chosen and qualified.

                                 ROBERT E. JOYAL

     President (since 2001), Director and Chief Operating Officer (since 2000) and Managing Director (2000-2001), Babson; Executive Director (1997-1999),Vice President and Managing Director (1987-1997) of the Insurance Company; Director (since 1996), Antares Capital Corporation; Director (since 1999), MassMutual Corporate Value Partners Limited; Advisory Board Member (since 1996), MassMutual High Yield Partners II, LLC; President (since 1999), MassMutual Corporate Investors (closed-end investment company advised by Babson); President (since
1999), MassMutual Participation Investors (closed-end investment company advised by Babson). Age 58.

                               CLIFFORD M. NOREEN

     Vice President (since 1993) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1996-1999), Vice President (1995-1996), of the Insurance Company; Vice-President (since 1993), of MassMutual Corporate Investors. Age: 45.

                                ROGER W. CRANDALL

     Vice President (since 2002) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1993-2000) of MassMutual Life Insurance Company; Vice President (since 2002) of MassMutual Corporate Investors. Age: 38.

                                 STEPHEN L. KUHN

     Vice President and Secretary (since 1988) of the Trust; General Counsel and Clerk (since 2000) of Babson; Senior Vice President and Deputy General Counsel (since 1999), Vice President and Deputy General Counsel (1998-1999), Vice President and Associate General Counsel (1992-1998) of the Insurance Company; Vice President (since 1989) and Secretary (since 1980) of MassMutual Corporate Investors. Age: 56.

                             CHARLES C. MCCOBB, JR.

     Chief Financial Officer (since 1998), and Vice President (since 1997) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1997-1999), of the Insurance Company; Managing Director and Vice President (1994-1997), Citicorp, Inc. (banking); Chief Financial Officer (since 1998), and Vice President (since 1997) of MassMutual Corporate Investors. Age: 59.

                                MARK B. ACKERMAN

     Treasurer (since 1998), Comptroller (1997-1998), and Associate Treasurer (1995-1998) of the Trust; Managing Director (since 2000) of Babson; Investment Director (1994-1999) of the Insurance Company; Treasurer (since 1998), Comptroller (1997-1998), and Associate Treasurer (1995-1998), MassMutual Corporate Investors. Age: 37.

     Other officers of the Trust who are officers or employees of the Babson are: Mark A. Ahmed, Shaun Corish, John T. Davitt, Jr., Andrew C. Dickey, Christopher P. Dowd, Walter T. Dwyer, Robert M. Feingold, Jill A. Fields, Laura
L. Grant, Dean R. Graves, Michael P. Hermsen, Patrick J. Joyce, Mary

Wilson Kibbe, Michael L. Klofas, Kathleen L. Kraez, Lisa M. Kusek, Audrey Meyer Lampert, Mary S. Law, Thomas S. Li, Kathleen Lynch, Mary Ann Z. McCarthy, Richard C. Morrison, Emeka Onukwugha, Elisabeth A. Perenick, James M. Roy, Thomas Shea, Robert M. Shettle, Richard E. Spencer II, J. Steven Staggs, Brian
S. Toth and John B. Wheeler.

     DLB Acquisition Corporation is the direct owner of 100% of the voting shares of Babson. MassMutual Holding Company owns approximately 98% of the voting shares of DLB Acquisition Corporation. The Insurance Company owns all of the voting shares of MassMutual Holding Company. All of these corporations are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson also has an office at 1500 Main Street, Suite 1100, Springfield, Massachusetts, 01115, but its main office is located at One Memorial Drive, Cambridge, Massachusetts 02142.

     Babson also advises MassMutual Corporate Investors ("Corporate Investors"), a closed-end, non-diversified management investment company, having a similar investment objective as the Trust and having net assets of $171,028,431 as of December 31, 2002. Babson's Investment Services Contract with Corporate Investors provides that Babson is to be paid a base rate (the "Base Fee Rate") of 5/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment"). The Performance Adjustment is based on Corporate Investors' performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrials Stock Price Index (the "S&P Industrials") and the Lehman Brothers Intermediate Credit Bond Index (the "Intermediate Bond Index," formerly named the "Lehman Brothers Intermediate Corporate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date").

     The Performance Adjustment is equal to 5% of the difference between Corporate Investors' actual rate of return over the Measurement Period and the Target Rate. If Corporate Investors' actual rate of return exceeds the

Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if Corporate Investors' actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of 1/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to .25% on an annual basis). The advisory fee payable by Corporate Investors is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of Corporate Investors as of the Valuation Date.

                   NET ASSETS            ADVISORY FEE
                      AS OF                 (ON AN
NAME OF FUND        12/31/02             ANNUAL BASIS)
------------        --------             -------------
MassMutual                          1.25% of net assets PLUS
Corporate       $171.0  million     Performance Incentive of
Investors                           +/- .25% (1.0% to 1.50%)


     In addition to acting as investment adviser and administrator to the Trust and Corporate Investors, Babson acts as investment sub-adviser to certain series of MML Series Investment Fund and MassMutual Institutional Funds, open-end management investment companies investing primarily in publicly traded securities. Babson also acts as adviser to The DLB Fund Group, another multi-series, open-end management investment company investing primarily in publicly traded securities.

                               (4) OTHER BUSINESS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                       SECTION 16 (A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     During the fiscal year two Babson employees who had reporting responsibilities with respect to transactions in securities failed to timely file a Form 3 and Form 4 respectively. Mr. Davitt inadvertently failed to timely file a

Form 3 upon becoming Comptroller of the Trust. Ms. Fortier inadvertently failed to timely file a Form 4 upon leaving her position as Comptroller of the Trust.

                            PROPOSALS BY SHAREHOLDERS

     Any shareholder intending to present a proposal at the Annual Meeting to be held in 2004 who wishes to have such proposal included in the Trust's proxy material for that meeting should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 3, 2003 to be considered for inclusion in the Trust's proxy material for its 2004 Annual Meeting.


                             ADDITIONAL INFORMATION

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $16,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's shareholders.

     If any shareholders desire additional information about the matters proposed for action, the management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

     THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WILL BE MAILED ON OR ABOUT FEBRUARY 28, 2003, TO ALL SHAREHOLDERS OF RECORD. THE FINANCIAL STATEMENTS INCLUDED IN SUCH ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.


                                                  By order of the
                                                  Board of Trustees,

                                                   /s/ Stephen L. Kuhn
                                                  ------------------------------
                                                  Stephen L. Kuhn
                                                  VICE PRESIDENT AND SECRETARY

1500 Main Street, Suite 1100
Springfield, Massachusetts 01111
February 28, 2003

                                   APPENDIX A

                       MASSMUTUAL PARTICIPATION INVESTORS

                             AUDIT COMMITTEE CHARTER

                             ADOPTED APRIL 28, 2000
                              REVISED JULY 19, 2002

     1. The Audit Committee shall be composed entirely of Trustees that are free of any relationship that would, in the opinion of the Board, interfere with the exercise of their independent judgment ("independent Trustees"). The Audit Committee shall be composed of at least three Trustees. Each member of the Audit Committee:

          (a) will be financially literate, as such qualification is interpreted by the Trust's Board of Trustees, or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

          (b) at least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board of Trustees in its business judgment.

     2.   The purposes of the Audit Committee are:

          (a) to oversee the Trust's accounting and financial reporting policies and practices;

          (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof;

          (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees, and

          (d) to provide immediate access for the independent accountants to report any special matters they believe should be brought to the attention of the Board of Trustees.

          The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.

     3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, and to receive the auditors' specific representations as to their independence;

          (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for the annual audit and any special audits; (ii) to discuss any matters of concern brought to their attention relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (c) to review reports concerning any changes in accounting principles or practices proposed by management or the independent auditors;

          (d) to receive an update regarding the results, or current status of any regulatory examinations;

          (e) to review the fees charged by the independent auditors for audit and non-audit services brought to the Committee's attention by management or the auditors;

          (f) to review any unusual or significant commitments or contingent liabilities that have arisen:

          (g) to investigate improprieties or suspected improprieties, if any, in the Trust's operations; and

          (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     4. The Committee shall meet annually and is empowered to hold special meetings as circumstances require.

     5. The Committee shall meet annually with the Chief Financial Officer of the Trust to review any items of concern to the Committee or management including management's comments on the performance of the independent auditors.

     6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

     7. The Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees.

                                                                      L4288p 203

--------------------------------------------------------------------------------
                       MASSMUTUAL PARTICIPATION INVESTORS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Stephen L. Kuhn and Charles C. McCobb, Jr., and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 1:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

     THIS PROXY WILL BE VOTED ON ITEMS (1), (2) AND (3) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS
(1), (2) AND (3).

     THIS PROXY WILL BE VOTED ON ITEM (4) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFOREMENTIONED PROXY OR PROXIES TO VOTE ON ANY MATTER RAISED PURSUANT TO ITEM (4).

Address Changes: _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
               (If you noted any address changes/comments above,
                  please mark corresponding box on other side.)

                           PLEASE SIGN ON REVERSE SIDE

                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

MASSMUTUAL PARTICIPATION INVESTORS          MASSMUTUAL PARTICIPATION INVESTORS
C/O DAVID L. BABSON & COMPANY INC.          THIS PROXY IS SOLICITED ON BEHALF
1500 MAIN STREET                                OF THE BOARD OF TRUSTEES
SPRINGFIELD, MA 01115                      The undersigned hereby appoints
                                           Stephen L. Kuhn and Charles C.
                                           McCobb, Jr., and each of them,
                                           attorneys and proxies of the
                                           undersigned, with power of
                                           substitution to vote all shares of
                                           MassMutual Participation Investors
                                           (the "Trust") which the undersigned
                                           is entitled to vote at the Annual
                                           Meeting of shareholders of the Trust
                                           to be held in the Oak Room of
                                           Massachusetts Mutual Life Insurance
                                           Company, 1295 State Street,
                                           Springfield, Massachusetts 01111, on
                                           Friday, April 11, 2003, at 1:00 p.m.
                                           Eastern time, and at any adjournments
                                           thereof (the "Annual Meeting").

                                           THIS PROXY WILL BE VOTED ON ITEMS
                                           (1), (2) AND (3) IN ACCORDANCE WITH
                                           THE INSTRUCTIONS GIVEN ON THIS CARD,
                                           AND IN THE ABSENCE OF INSTRUCTIONS
                                           THE UNDERSIGNED HEREBY AUTHORIZES THE
                                           AFORESAID PROXY OR PROXIES TO VOTE
                                           FOR ITEMS (1), (2) AND (3).
To vote by Mail
                                           THIS PROXY WILL BE VOTED ON ITEM (4)
1) Read the Proxy Statement.               IN THE SOLE AND ABSOLUTE DISCRETION
2) Check the appropriate boxes on          OF THE PROXY AND IN THE ABSENCE OF
   the proxy card below.                   INSTRUCTIONS THE UNDERSIGNED HEREBY
3) Sign and date the proxy card.           AUTHORIZES THE AFOREMENTIONED PROXY
4) Return the proxy card in the            OR PROXIES TO VOTE ON ANY MATTER
   envelope provided.                      RAISED PURSUANT TO ITEM (4).




TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MASSMUTUAL PARTICIPATION INVESTORS

1.   Election of Trustees                    FOR    WITHHELD    FOR ALL
                                             ALL      ALL       EXCEPT
Nominee: Robert E. Joyal for the term set    [_]      [_]         [_]
forth in the proxy statement.
                                             To withhold authority to vote, mark
Nominees for re-election: Stuart H. Reese    "For All Except" and write the
and Martin T. Hart for the terms set forth   nominee's number on the line below.
in the proxy statement.                      ___________________________________

                                                  FOR    AGAINST    ABSTAIN
2.   Ratification of the selection of             [_]      [_]        [_]
     Deloitte & Touche L.L.P. as auditors
     for the fiscal year ending December
     31, 2003.

3.   Approval of continuance of the Trust's       [_]      [_]        [_]
     Investment Advisory and Administrative
     Services Contract with David L. Babson
     & Company Inc. dated October 7, 1988.

4.   In their discretion, the proxies are
     authorized to vote on any other business that may properly come before the Annual
     Meeting. The Proxies are hereby authorized to vote on any other business in their sole and absolute discretion.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Please mail the completed and signed proxy to SFSI, P.O. Box 173673, Denver, CO 80217-36

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.  [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.    [ ]


Signature:                                      Date:

Signature:(Joint Owner)                         Date: